Exhibit 10.5(d)

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

As of July 29, 2005

Aames Investment Corporation

350 South Grand Avenue

Suite 4200

Los Angeles, CA 90071

Attention: Mr. Jon D. Van Deuren

Re:	Master Repurchase Agreement between Bear Stearns

Mortgage Capital Corporation (“Buyer”) and Aames Capital Corporation, Aames

Investment Corporation and Aames Funding Corporation (“Sellers”)

dated as of August 4, 2004, as amended by Amendment No. 1 between Buyer and

Sellers dated as of March 18, 2005 and Amendment No. 2 between Buyer and

Sellers dated as of June 20, 2005 (collectively, the “Agreement”)

Dear Mr. Van Deuren:

This letter will confirm the mutual agreement between Buyer and Sellers, to extend the term of the Agreement as described in paragraph 22, “Non-assignability; Termination” to August 4, 2006. The extension shall be subject to the same terms and conditions as set forth in the Agreement and the receipt by Buyer of the commitment fee agreed to by Buyer and Sellers.

Very Truly Yours,
BEAR STEARNS MORTGAGE CAPITAL
CORPORATION

By:	/s/ David S. Marren
Name: David S. Marren
Title: Senior Vice President

AGREED AND ACCEPTED:

AAMES CAPITAL CORPORATION